Sublease Agreement

This sublease is made between:

HyPower Fuel Inc. hereinafter referred to as the (the Sublandlord)

                                       And

I Link Telecom Inc. hereinafter referred to as the (the Subtenant)


     Whereas GLENMAC CORPORATION LTD. hereinafter referred to as the (the Landlord) and the Sublandlord have entered into a lease of premises hereinafter referred to as "the premises", as per "Exhibit A" which a copy is attached to this agreement;

     And whereas the Sublandlord and the Subtenant wish to enter into a Sublease for a portion of the premises as per "Exhibit B" (office C and office E), of which a copy is attached to this agreement is hereinafter referred to as the "Sublease" for the balance of the term of the lease less one day;

The Sublandlord and Subtenant agree as follows;

1. The Sublandlord, hereby subleases the premises to the Subtenant to have and to hold for the balance of the term of the Lease less one day, commencing on FEBRUARY 1, 1999 and terminating on March 30, 2000.

     The Subtenant, however, may not assign or sublease it's interest in the premises without the consent of the Sublandlord, which consent expressly may be unreasonably withheld.

2. The Subtenant agrees to pay, and Sublandlord agrees to accept, as rent for the use and occupancy of the sublease premises (office C and office E) and one parking stall, the sum of $625.00 (six hundred and twenty-five dollars) payable in advance of the 1st day of each month at the address specified in this Sublease for the services of notices to Sublandlord or at such other address as Sublandlord may from time to time designate by written notice served upon the Subtenant. Rent for any broken portion of a calendar month in which this Sublease terminates will be prorated

3. The Subtenant agrees to observe and perform all of the Sublandlord's covenants in the lease part from the payment of the rent and additional rent to the Landlord.

4. The Subtenant shall be subject, as regards both the Landlord and the Sublandlord to the same obligations and limitations of liability with respect to damages, loss or injury as are set out in the Lease between the Landlord and Sublandlord.

5. The Sublandlord covenants with the Subtenant the right to quiet enjoyment of the premises, but Subtenant shall not annoy, harass, endanger or inconvenience any other tenant of the building nor commit any act that might disturb the quiet enjoyment of any other tenant of the building.

6. The provisions of the Lease between the Landlord and the Sublandlord regarding the Landlord's remedies against the Sublandlord and the premises in connection with the Sublandlord's default under the Lease are hereby incorporated in this Sublease for the Sublandlord's benefit against the Subtenant and the premises in connection with the Subtenant's default under this Sublease.

7. Except as otherwise expressly provided by law, all notices or other communications required or permitted by this lease or by law to be served on or given to either party by the other party shall be in writing and shall be deemed duly served and given when personally delivered to the party. Sublandlord or Subtenant, to whom it is directed or, in lieu of such personal service, when deposited in the Canadian mail first-class postage prepaid, addressed to Subtenant at the address of the premises or to the Sublandlord at #304-320,23rd Avenue S.W., Calgary, Alberta T2S 0J2. Either party, Sublandlord or Subtenant, may change its address for purposes of this paragraph by giving written notice of the change to the other party in the matter provided in this paragraph.

8. Should any litigation be commenced between the parties to this Sublease convening the premises, this Sublease or the rights and duties of the either in relation thereto, the party, Sublandlord or Subtenant, prevailing in such litigation shall be entitled to, in addition to such other relief as may be granted, a reasonable sum for legal gees to be determined by the court in such litigation or in separate action brought for that purpose.


Executed this   1 st   day of    February        1999 in Calgary, Alberta.
              ---------        ---------------




Sublandlord       _________________
                  HyPower Fuel Inc.





Subtenant         _____________________
                  I Link Telecom Inc.